UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 13, 2014

Primco Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54930	27-3696297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Elliott Ave., Suite 200, Seattle, WA	98121
(Address of Principal Executive Offices)	(Zip Code)

(206) 455-2940

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 13, 2014, the registrant issued 227,272,728 shares of common stock to Magna Management, LLC, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Primco Management, Inc. $50,000 Twelve Percent (12%) Convertible Note Dated February 5, 2014, held by Magna Group, LLC.

On October 13, 2014, the registrant issued 200,000,000 shares of common stock to Firehole River Capital, LLC (“FRC”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the US $ 75,000 Replacement Note – Originally Issued November 6, 2012 in the Amount of $275,000 [to Gorilla Pictures], held by FRC.

On October 21, 2014, the registrant issued 128,322,603 shares of common stock to WHC Capital, LLC (“WHC”), in full satisfaction of its remaining obligations under its convertible notes with WHC in the amount of $50,000 on June 27, 2013, in the amount of $100,000 on August 8, 2013, in the amount of $100,000 on September 8, 2013, in the amount of $50,000 on October 22, 2013, in the amount of $50,000 on November 30, 2013, and in the amount $50,000 on December 27, 2013; as well its settlement letter agreement with WHC dated May 12, 2014. The registrant has made the required settlement cash payments of $150,000, and is not obligated to issue any additional shares to WHC under the above-described notes.

On October 21, 2014, the registrant issued 118,779,546 shares of common stock to SFH Capital, LLC (“SFH”), in full satisfaction of its remaining obligations under three Common Stock Subscription Agreements with SFH dated April 7, 2014, April 27, 2014, and May 9, 2014.

On October 23, 2014, the registrant issued 173,860,300 shares of common stock to LG Capital Funding LLC (“LG”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Primco Management, Inc. 8% Convertible Redeemable Note Due February 20, 2015, dated February 20, 2014, held by LG.

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On October 29, 2014, the registrant issued 316,438,400 shares of common stock to LG Capital Funding LLC (“LG”), in full satisfaction of its remaining obligations under, and the holder’s election to convert a portion of, the Primco Management, Inc. 8% Convertible Redeemable Note Due February 20, 2015, dated February 20, 2014, held by LG.

On November 3, 2014, the registrant issued 495,000,000 shares of common stock to Inter-Mountain Capital Corp. (“IMCC”), in partial satisfaction of its obligations under, and IMCC’s election to convert a portion of, the Secured Convertible Promissory Note, dated April 21, 2014, held by IMCC.

On November 4, 2014, the registrant issued 139,963,600 shares of common stock to LG Capital Funding LLC (“LG”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Primco Management, Inc 8% Convertible Redeemable Note Due February 20, 2015, dated April 1, 2014, held by LG.

On November 5, 2014, the registrant issued 300,000,000 shares of common stock to Firehole River Capital, LLC (“FRC”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the US $ 75,000 Replacement Note – Originally Issued November 6, 2012 in the Amount of $275,000 [to Gorilla Pictures], held by FRC.

The securities issued above were issued pursuant to exemptions from registration requirements relying on Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933 and originally issued with restrictive legend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMCO MANAGEMENT INC.

Date: November 6, 2014	By:	/s/ David Michery
David Michery
Chief Executive Officer

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